UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2005

Alico, Inc.

                        Florida                   0-261            59-0906081
                        (State of other jurisdiction      (Commission           (IRS Employer
                         of incorporation)           File Number)         Identification No.)

                        P.O. Box 338, La Belle, FL                    33975
                        (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (863) 675-2966

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other events.

Incorporated by reference is a press release issued by the Registrant on May 16, 2005, attached as Exhibit 99.1, announcing the hiring of a Controller.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 - Press release announcing the hiring of a Controller, dated May 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.

Date: May 16, 2005

By: /s/ John R. Alexander
           John R. Alexander
          Chief Executive Officer

Exhibit 99.1

NEWS RELEASE

ALICO, INC. ANNOUNCES HIRING OF CONTROLLER

LaBelle, Fla., May 16, 2005--Alico, Inc., (NASDAQ:ALCO) one of the South’s best known agribusiness companies operating in Central and Southwest Florida, and with approximately 141,000 acres in real estate holdings, is pleased to announce the hiring of Dennis J. Garbo as Corporate Controller. Mr. Garbo has extensive experience in the controller position with three different companies, including Allis Chalmers and Young Radiator. Mr. Garbo replaces Patrick W. Murphy in the controller position following Mr. Murphy’s promotion to Chief Financial Officer. John R. Alexander, Chairman and Chief Executive Officer of Alico said, "We are pleased to add Mr. Garbo to our staff. His prior experience and training will be a strong addition and his knowledge of internal controls will be very valuable as we continue our efforts under the Sarbanes-Oxley 404 requirements."

About Alico

Alico, Inc., an agribusiness company operating in Central and Southwest Florida, owns approximately 141,000 acres of land located in Collier, Hendry, Lee and Polk Counties. The company is involved in various operations and activities including citrus fruit production, cattle ranching, sugarcane, sod production, and forestry. The Company also leases land for farming, cattle grazing, recreation and oil exploration, and is increasingly involved in exploring real estate development in and beyond its holdings.

Statements in this press release that are not statements of historical or current fact constitute ``forward-looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.